                                  SCHEDULE 14A
                                 (RULE 14A-101)

                    INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                     EXCHANGE ACT OF 1934 (AMENDMENT NO.  )

     Filed by the registrant [X]

     Filed by a party other than the registrant [ ]

     Check the appropriate box:

     [ ] Preliminary proxy statement.       [ ] Confidential, for use of the
                                                Commission only (as permitted by
                                                Rule 14a-6(e)(2).

     [X] Definitive proxy statement.

     [ ] Definitive additional materials.

     [ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12.

                                   VITA FOOD PRODUCTS, INC
--------------------------------------------------------------------------------
                (Name of Registrant as Specified in Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of filing fee (check the appropriate box):

     [X] No fee required.

     [ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and
         0-11.

     (1) Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------

     (2) Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

--------------------------------------------------------------------------------

     (4) Proposed maximum aggregate value of transaction:

--------------------------------------------------------------------------------

     (5) Total fee paid:

--------------------------------------------------------------------------------

     [ ] Fee paid previously with preliminary materials.
--------------------------------------------------------------------------------

     [ ] Check box if any part of the fee is offset as provided by Exchange Act
         Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1) Amount Previously Paid:

--------------------------------------------------------------------------------

     (2) Form, Schedule or Registration Statement No.:

--------------------------------------------------------------------------------

     (3) Filing Party:

--------------------------------------------------------------------------------

     (4) Date Filed:

--------------------------------------------------------------------------------

                            VITA FOOD PRODUCTS, INC.
                              2222 WEST LAKE STREET
                             CHICAGO, ILLINOIS 60612

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To the Stockholders of Vita Food Products, Inc.

     The Annual Meeting (the "MEETING") of Stockholders of Vita Food Products, Inc., a Nevada corporation (the "COMPANY"), will be held on May 24, 2000 at 9:00 a.m., local time, at Bank One, Bank One Plaza, 57th Floor, Chicago, Illinois 60670 for the following purposes, as more fully described in the accompanying Proxy Statement:

     1. To elect eight (8) directors to serve until the next annual meeting of stockholders or until later successors are elected and qualified.

     2. To ratify the selection by the Board of Directors of BDO Seidman, LLP as the Company's independent certified public accountants for 2000.

     3. To approve an Amended and Restated 1996 Stock Option Plan for Non-Employee Directors.

     4. To transact such other business as may properly come before the Meeting or any adjournment thereof.

     Stockholders of record of the Company's Common Stock at the close of business on March 27, 2000, the record date fixed by the Board of Directors, are entitled to notice of, and to vote at, the Meeting or any adjournment thereof, also as more fully described in the Proxy Statement.

     All stockholders are cordially invited to attend the Meeting. Those who cannot are urged to sign, date and otherwise complete the enclosed proxy and return in the envelope provided. Any stockholder giving a proxy has the right to revoke it at any time before it is voted.

                                              For the Board of Directors,


                                              Stephen D. Rubin
                                              Chairman of the Board

Chicago, Illinois
April 3, 2000

                            VITA FOOD PRODUCTS, INC.
                              2222 WEST LAKE STREET
                             CHICAGO, ILLINOIS 60612
                                 ---------------

                                 PROXY STATEMENT
                                ----------------

                         ANNUAL MEETING OF SHAREHOLDERS
                                   TO BE HELD
                                  MAY 24, 2000

     The following information is provided in connection with the solicitation of proxies for the Annual Meeting of Stockholders of Vita Food Products, Inc., a Nevada corporation (the "COMPANY"), to be held on May 24, 2000, and any adjournments thereof (the "MEETING"), for the purposes stated in the attached Notice of Annual Meeting of Stockholders. This Proxy Statement and the accompanying Notice of Annual Meeting of Stockholders and proxy card are being mailed to stockholders beginning on or about April 14, 2000.

                               GENERAL INFORMATION

SOLICITATION OF PROXIES

     A form of proxy is being furnished herewith by the Company to each stockholder and, in each case, such proxy is solicited on behalf of the Board of Directors of the Company for use at the Meeting. The entire cost of soliciting these proxies will be borne by the Company. Solicitation will be made by mail, and may also be made by telephone or facsimile by directors, officers and regular employees of the Company, but these persons will not be separately compensated for such solicitation services. The Company will reimburse brokerage houses and other nominees for their expenses in forwarding proxy solicitation material to beneficial owners of the Company's Common Stock.

AUTHORITY CONFERRED BY PROXIES

     The shares represented by proxies duly executed and returned by stockholders and received by the Company before the Meeting will be voted as directed in the proxies. In the absence of specific direction, the shares represented by proxies will be voted: (1) FOR the election of all nominee directors specified herein; (2) FOR the ratification of the selection of BDO Seidman, LLP as independent certified public accountants; and (3) FOR the approval of an Amended and Restated 1996 Stock Option Plan for Non-Employee Directors. As to the other matters, if any, to be voted upon at the Meeting, the persons designated as proxies in the accompanying form of proxy will take such action as they, in their discretion, may deem advisable. The persons named as proxies were selected by the Board of Directors and are officers of the Company.

REVOCABILITY OF PROXIES

     Execution of the enclosed proxy will not affect your right as a stockholder to attend the Meeting and to vote in person. Any stockholder giving a proxy has the right to revoke it at any time by: (i) a later dated proxy, duly executed and delivered or presented at the Meeting; (ii) a written revocation sent to and received by the Secretary of the Company prior to the Meeting; or (iii) attendance at the Meeting and voting in person. Attendance at the Meeting will not in and of itself constitute revocation of a proxy.

VOTING SECURITIES AND RECORD DATE

     The Company's voting securities consist of the class of Common Stock, par value $0.01 per share (the "COMMON STOCK"), and one class of Preferred Stock, par value $0.01 per share (the "PREFERRED STOCK"). The Company had 3,712,471 outstanding shares of Common Stock and no shares of Preferred Stock outstanding as of the close of business on March 27, 2000 (the "RECORD DATE"). Only stockholders of record on the books of the Company at the close of business on the Record Date will be entitled to vote at the Meeting. Each share of Common Stock is entitled to one vote. Representation at the Meeting by the holders of a majority of the shares of Common Stock outstanding on the Record Date, either in person or by proxy, will constitute a quorum.

     Directors are elected by a plurality vote of shares present at the meeting. Other action is by an affirmative vote of the majority of the shares present in person or by proxy at the Meeting. Votes for and against, abstentions and "broker non-votes" will each be counted as present for purposes of determining the presence of a quorum. To determine whether a specific proposal has received sufficient votes to be passed, for shares deemed present, an abstention and a broker non-vote will have the same effect as a vote "against" the proposal except for director elections.

EXECUTIVE OFFICERS AND DIRECTORS

     The following table sets forth certain information, as of February 29, 2000, with respect to (i) each executive officer or director of the Company, and
(ii) Messrs. Seramur and Spungin, Director nominees.

NAME                                                AGE                             TITLE
----                                                ---                             -----
Stephen D. Rubin .................................   60   President and Chairman of the Board
Clark L. Feldman .................................   65   Executive Vice President and Secretary
Jay H. Dembsky ...................................   39   Vice President, Chief Financial Officer, Treasurer,
                                                          and Assistant Secretary
Sam Gorenstein ...................................   52   Director
Michael Horn .....................................   63   Director
Neal Jansen ......................................   62   Director
Steven A. Rothstein ..............................   48   Director
Jeffrey C. Rubenstein ............................   58   Director
John Seramur .....................................   57   Director Nominee
Joel D. Spungin ..................................   62   Director Nominee


     The following biographical information is provided, as of February 29, 2000, with respect to each person named in the management table, other than the director nominees for election.

     JAY H. DEMBSKY, age 39, became Vice President, Chief Financial Officer, and Treasurer of the Company in October, 1996 and is responsible for all financial matters for the Company. From 1988 until joining the Company in 1996, Mr. Dembsky held a number of positions with Duff & Phelps, LLC, a corporation valuation advisory and investment banking firm. Mr. Dembsky served as a Vice President of Duff & Phelps, LLC, from 1992 to 1996. Mr. Dembsky has a 16-year background in corporate finance, accounting, and strategic and financial planning and received his CPA certification in 1984 and CFA certification in 1991. Mr. Dembsky received a M.M. from the J.L. Kellogg Graduate School of Management at Northwestern and a B.S. from the Wharton School of the University of Pennsylvania.

     SAM GORENSTEIN, age 52, has served as a director of the Company since February, 1990. For the past 20 years, Mr. Gorenstein has served as Secretary of Three G Care Management, Inc., a nursing home management company. Mr. Gorenstein is also a major shareholder of Three G Care Management, Inc. Mr. Gorenstein attended the University of Manitoba in Winnipeg, Canada.

SECURITY OWNERSHIP OF PRINCIPAL HOLDERS AND MANAGEMENT

     The following table sets forth information as of February 29, 2000, with respect to the beneficial ownership of the Company's outstanding shares of Common Stock by each stockholder known by the Company to be the beneficial owner of more than 5% of its Common Stock, each director, each director nominee, each executive officer named in the Summary Compensation Table and all the directors and executive officers of the Company as a group.

                                                  SHARES BENEFICIALLY OWNED
                                                ------------------------------
NAME OF BENEFICIAL OWNER(1)                       NUMBER(2)        PERCENT

Stephen D. Rubin................................ 1,223,742             33.0%
Clark L. Feldman................................   636,803             17.2
Sam Gorenstein(3) ..............................   510,707             13.7
J.B.F. Enterprises(4)...........................   477,783             12.9
James Rubin(5) .................................   282,870              7.6
Jeffrey C. Rubenstein(6)........................   105,239              2.8
Michael Horn(7) ................................    11,000              *
Neal Jansen(8) .................................    25,000              *
Steven A. Rothstein(9)..........................   231,777              5.9
Jay H. Dembsky(10)..............................    47,435              1.3
John C. Seramur(11).............................    50,000              1.3
All directors and executive officers as a group
   (8 persons)(12) ............................. 2,791,703             69.4%

*    Less than 1% of the outstanding shares of Common Stock

(1) The address of each of the executive officers and directors, unless noted otherwise in the footnotes, is c/o Vita Food Products, Inc., 2222 West Lake Street, Chicago, Illinois 60612.

(2) Includes, when applicable, shares owned of record by such person's minor children and spouse and by other related individuals and entities over whose shares of Common Stock such person has custody, voting control, or power of disposition.

(3) Includes 477,783 shares of Common Stock held by J.B.F. Enterprises, an Illinois general partnership ("J.B.F."), which are also listed as being beneficially owned by J.B.F. Mr. Sam Gorenstein and his brother, David Gorenstein, are general partners of J.B.F. The address of Mr. Sam Gorenstein is 6770 North Lincoln Avenue, Suite 200, Lincolnwood, Illinois 60046. Includes shares of Common Stock issuable upon exercise of options to purchase 9,000 shares of Common Stock which are exercisable within 60 days.

(4) Mr. Sam Gorenstein, a director of the Company, and Mr. David Gorenstein, the brother of Mr. Sam Gorenstein, are partners of J.B.F. The address of J.B.F. is 900 Skokie Blvd, Suite 108, Northbrook, IL 60062. These shares are also included in the number of shares beneficially owned by Mr. Sam Gorenstein.

(5) James Rubin is the brother of Stephen D. Rubin. The address of James Rubin is 719 Sycamore Lane, Glencoe, Illinois 60022.

(6) Mr. Rubenstein's address is 200 North LaSalle Street, Suite 2100, Chicago, Illinois 60601. Includes shares of Common Stock issuable upon exercise of options to purchase 9,000 shares of Common Stock which are exercisable within 60 days.

(7) Mr. Horn's address is 1408 Shannon Street, Green Bay, Wisconsin 54304. Includes shares of Common Stock issuable upon exercise of options to purchase 9,000 shares of Common Stock which are exercisable within 60 days.

(8) Mr. Jansen's address is 6216 St. Albans Circle, Edina, Minnesota 55439. Includes shares of Common Stock issuable upon exercise of options to purchase 9,000 shares of Common Stock and warrants to purchase 3,000 shares of Common Stock which are exercisable within 60 days.

(9) Mr. Rothstein's address is 875 North Michigan Avenue, Suite 1560, Chicago, Illinois 60611. Includes shares of Common Stock issuable upon exercise of options to purchase 9,000 shares of Common Stock and warrants to purchase 222,777 shares of Common Stock which are exercisable within 60 days.

(10) Includes shares of Common Stock issuable upon exercise of options to purchase 40,000 shares of Common Stock which are exercisable within 60 days.

(11) Mr. Seramur's is a director nominee. His address is 260 Barefoot Beach, PH4, Bonita Springs, Florida 34134.

(12) Includes 477,783 shares of Common Stock beneficially owned by J.B.F. which are also deemed to be beneficially owned by Mr. Sam Gorenstein, shares of Common Stock issuable upon exercise of options to purchase 45,000 shares of Common Stock which are exercisable within 60 days and shares of Common Stock issuable upon exercise of warrants to buy 225,777 shares of Common Stock which are exercisable within 60 days.

PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

     The By-Laws of the Company currently provide that the Board of Directors shall consist of at least six (6) directors to be elected at the annual meeting of stockholders to hold office until the next annual meeting or until their successors are elected and qualified. The Board of Directors currently has seven
(7) members. The proxies solicited by and on behalf of the Board of Directors will be voted FOR the election of the seven nominees listed below, unless authority to do so is withheld as provided in the proxy. All nominees are currently members of the Company's Board of Directors. The proxies cannot be voted for a greater number of persons than the number of nominees named. If for any reason one or more of the nominees should be unable to serve or refuse to serve as a director (an event which is not anticipated), the persons named as proxies will vote for another candidate or candidates nominated by the Board of Directors, and discretionary authority to case such votes is included in the proxy.

NOMINEES

     The Nominating Committee of the Board of Directors has nominated the following individuals for election, all of whom are currently directors, with the exception of Messrs. Seramur and Spungin:

     STEPHEN D. RUBIN, age 60, has served as a director and President of the Company since 1982. Mr. Rubin is responsible for the overall operations of the Company with an emphasis on production, finance and quality control. Previously, Mr. Rubin was the owner and chief operating officer of several other companies which included food, manufacturing and industrial companies. Mr. Rubin received a B.B.A. from the University of Wisconsin and a J.D. from the University of Wisconsin Law School.

     CLARK L. FELDMAN, age 65, has served as a director and Executive Vice President and Secretary of the Company since the Company was acquired in 1982. Mr. Feldman has an extensive background in strategic financial planning and marketing and is responsible for all sales personnel, including brokers. Mr. Feldman received a B.S. from Indiana University.

     MICHAEL HORN, age 63, has served as a director of the Company since April, 1983. For the past seven years, Mr. Horn, as the largest shareholder of Save More Foods Supermarkets and a significant shareholder of Performance Foods of Wisconsin, Inc., has acted in a management advisory role to both companies. Prior to that Mr. Horn was president of the Green Bay Division of Super Valu Stores, Inc., a national grocery food wholesaler and distributor. Mr. Horn is also a Vice President and a director on the Executive Committee of the Green Bay Packer Hall of Fame. Mr. Horn has a B.A. degree in business from the University of Minnesota at Duluth.

     NEAL JANSEN, age 62, has served as a director of the Company since April, 1983. Mr. Jansen is a former CEO and Chairman of Farm Fresh Catfish Co. From 1990 to 1996, he served as President and CEO of Pies, Inc. and was a major shareholder until it was sold to Flowers Industries in 1991. Prior to 1986 he was President of Gordon Fleming and Associates, a food brokerage company in Minnesota, and a Senior Vice President of Red Owl Stores, Inc., a large Midwestern supermarket chain. Mr. Jansen received a B.A. from St. Norbert College and an M.B.A. from Michigan State University.

     STEVEN A. ROTHSTEIN, age 48, has served as a director of the Company since May 1, 1997. Mr. Rothstein has been Chairman of the Board of National Securities Corporation, a securities broker-dealer and a Representative of the Underwriters, since 1995. He has been Chairman of the Board of Olympic Cascade Financial Corp. since 1997. From 1994 to 1995, Mr. Rothstein was employed by H.J. Meyers & Co., a securities broker-dealer, and from 1992 to 1994, he was employed by Rodman and Renshaw, a securities broker-dealer, in both cases as a Managing Director. From 1989 to 1992, Mr. Rothstein served as a Managing Director of Oppenheimer & Co., a securities broker-dealer. From 1979 to 1989, Mr. Rothstein was a limited partner of Bear Stearns & Co., a securities broker-dealer. Mr. Rothstein currently is a director of SigmaTron International, Inc. and Gateway Data Science Corporation, both of which are publicly held companies. Mr. Rothstein received a B.A. from Brown University in Providence, Rhode Island.

     JEFFREY C. RUBENSTEIN, age 58, has been a Director of the Company since September, 1986. Since 1991, Mr. Rubenstein has been a senior principal in the law firm of Much Shelist Freed Denenberg Ament & Rubenstein, P.C., an Illinois professional corporation which is counsel to the Company. Mr. Rubenstein is a Director of Miller Building Systems, Inc., Home Products International, Inc. and a number of privately held firms. Mr. Rubenstein received a B.A. from the University of Michigan, a J.D. from the University of Michigan Law School, and an L.L.M. from the John Marshall Law School.

     JOHN C. SERAMUR, age 57, has been nominated a Director. Mr. Seramur is retired. From 1965-1997 he served as President and CEO of First Financial Corporation or one of its predecessor companies, which merged with Associated Banc Corp., a bank holding company. He is director and Vice Chairman of Associated Bank Corp. He also serves as a director of Northland Cranberries, Inc. Mr. Seramur received a B.S. in business administration from Marquette University.

     JOEL D. SPUNGIN, age 62, has been nominated a Director. Since 1995, Mr. Spungin has been Managing Partner, DMS Enterprises, L.P., a consulting and management advisory partnership. From 1994 to 1999, he served as Chairman Emeritus, and from 1988 to 1995, Chairman and Chief Executive Officer of United Stationers Inc. Mr. Spungin is a director of Home Products International and AAR Corporation. Mr. Spungin received a B.S. in business administration from Roosevelt University.

COMMITTEES AND ATTENDANCE

     The Board of Directors met 5 times during the year ended December 31, 1999. Each of the directors attended at least 75% of the meetings of the Board of Directors and of each committee of the Board of Directors held, of which he was a member, during the last fiscal year. The Audit Committee, comprised of directors Neal Jansen and Jeffrey C. Rubenstein, met 2 times during this period. The Audit Committee oversees the activities of the Company's independent auditors. The Compensation Committee, comprised of directors Sam Gorenstein, Jeffrey C. Rubenstein, Neal Jansen, Steven A. Rothstein and Michael Horn, met 2 times during this period. The Compensation Committee reviews and makes recommendations to the Board of Directors with regard to the salaries, incentive compensation and related benefits of corporate officers and other employees. The Nominating Committee, comprised of Mr. Rubin (Chairman) and Messrs. Feldman and Rubenstein met one time. Mr. Rubenstein is a non-employee director and Messrs. Feldman and Rubin are employee directors. The Nominating Committee makes recommendations to the Board of Directors concerning the size and composition of the Board of Directors, the qualifications of potential new directors and the formation of a slate of directors to stand for election at each Annual Meeting of Stockholders. The Nominating Committee will consider Board nominees recommended by stockholders. The Nominating Committee has chosen John Seramur and Joel Spungin to stand for election to the Board of Directors, replacing Sam Gorenstein who is a current director.


COMPENSATION OF DIRECTORS

     Directors who are employees of the Company are not separately compensated for serving on the Board of Directors. Non-employee directors are paid a fee of $1,000 for each Board of Directors meeting, and $50 for each committee meeting attended in conjunction with each Board meeting, and $500 for each committee meeting attended separate from a Board meeting. During 1999 and 2000, each non-employee director was granted an option to purchase 5,000 shares of Common Stock at an exercise price of

$0.9375 per share and $1.875 per share, respectively, the Fair Market Value (as defined in the 1996 Stock Option Plan for Non-employee Directors) on the dates of grants.

     The Company has previously established its 1996 Stock Option Plan for Non-Employee Directors pursuant to which stock options are granted to non-employee directors of the Company. Currently, the maximum number of shares of Common Stock that may be issued to such persons upon the exercise of options granted under the 1996 Stock Option Plan for Non-Employee Directors may not exceed 75,000. The Company seeks approval by shareholders of an Amended and Restated 1996 Stock Option Plan for Non-Employee Directors which increases the number of shares available under the 1996 Stock Option Plan for Non-Employee Directors from 75,000 to 175,000. For a more complete discussion of the Amended and Restated 1996 Stock Option Plan for Non-Employee Directors, refer to "Proposal 3" contained in this Proxy Statement.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE ELECTION OF THE NOMINEES SET FORTH HEREIN.



PROPOSAL NO. 2

            RATIFICATION OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS

     The Board of Directors has selected BDO Seidman, LLP as independent certified public accountants for the Company for 2000. BDO Seidman, LLP has been engaged as the Company's independent auditors since January, 1995. The ratification of the selection of independent certified public accountants is to be voted upon at the Meeting, and it is intended that the persons named in the accompanying Proxy will vote for BDO Seidman, LLP.

     If the appointment of BDO Seidman, LLP as independent auditors for 2000 is not approved by the stockholders, the adverse vote will be considered a direction to the Board of Directors to consider other auditors for next year. However, because of the difficulty in making any substitution of auditors so long after the beginning of the current year, the appointment for the year 2000 will stand unless the Board finds other good reason for making a change.

     Representatives of BDO Seidman, LLP are expected to attend the Meeting, will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE RATIFICATION OF BDO SEIDMAN, LLP.



PROPOSAL 3

             APPROVAL OF THE AMENDED AND RESTATED 1996 STOCK OPTION
                         PLAN FOR NON-EMPLOYEE DIRECTORS

     The Company is seeking shareholder approval of the adoption of the Amended and Restated 1996 Stock Option Plan for Non-Employee Directors (the "Plan"). The Board has already adopted the Plan. Shareholder approval is being sought because the number of shares of Common Stock issuable under the Plan has been raised from a maximum of 75,000 shares to a maximum of 175,000 shares.

     The following is a summary of some of the provisions of the Amended and Restated 1996 Stock Option Plan for Non-Employee Directors and is qualified in its entirety by the full text thereof which is attached to this Proxy Statement as Appendix A.

     Each non-employee director of the Company was automatically granted an option to purchase 2,000 shares of Common Stock on the date of the first Board of Directors meeting following the date of the initial public offering of the Company in 1997. Each non-employee director who becomes a director after the date of the initial public offering will be automatically granted, as of the first business day following the non-employee director's election or appointment, a non-qualified option to purchase 5,000 shares of Common Stock. Each non-employee director automatically receives on the first business day of each fiscal year an additional non-qualified option to purchase 5,000 shares of Common Stock at an exercise price equal to fair market value (based on the most recent closing price) of the Company's Common Stock. In the event of a change in capitalization of the Company, through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, dividend, stock split, reverse stock split, spin-off, split-off or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment will be made in (i) the maximum number and kind of shares reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to then outstanding options under the Plan, and (iii) the price of each share subject to any then outstanding options under the Plan. The exercise price of all options granted under the Plan will be equal to the fair market value of the Common Stock on the date of grant. No option grant under the Plan may be exercised before the expiration of the fiscal year for which it was granted, provided that any option granted under the Plan shall become immediately exercisable upon the retirement of the Director because of age, death or disability. All such options will expire ten years from the date of grant unless terminated sooner pursuant to the provisions of the Plan. The Board may amend the Plan at any time, subject to certain limitations included in the Plan. The Plan will terminate in September, 2006.

     THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS VOTING "FOR" THE APPROVAL OF THE AMENDED AND RESTATED 1996 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS.



      COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the 1934 Act requires the Company's directors and executive officers, and persons who own more than ten percent of a registered class of the Company's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of the Company. Executive officers, directors, and greater than ten-percent shareholders are required by SEC regulations to furnish the Company with copies of all Section 16(a) forms they file.

     Based solely upon the Company's review of the copies of such reports furnished to the Company or written representations that no other reports were required, the Company believes that during the 1999 fiscal year, all Section 16(a) filing requirements applicable to its executive officers, directors and greater than ten-percent beneficial owners were complied with.


                       COMPENSATION OF EXECUTIVE OFFICERS

     The following table sets forth the compensation awarded to the chief executive officer and each other executive officer of the Company where aggregate compensation for services in all capacities rendered during the year ended December 31, 1999 exceeded $100,000 (the "NAMED EXECUTIVE OFFICERS"). Mr. Rubin became President of the Company in March, 1982. Mr. Feldman became Executive Vice President and Secretary of the Company in March, 1982. Mr. Dembsky became Treasurer of the Company in October, 1996.

SUMMARY COMPENSATION TABLE

                                           ANNUAL COMPENSATION
                                  --------------------------------------------

                                                                OTHER ANNUAL
NAME AND PRINCIPAL POSITION       YEAR     SALARY      BONUS   COMPENSATION(1)
----------------------------      ----   --------   --------   ---------------

Stephen D. Rubin                  1999   $227,092   $ 33,421       --
President and Director            1998   $197,071       --     $ 24,475
                                  1997   $212,070   $ 15,000   $ 25,712

Clark L. Feldman                  1999   $227,092   $ 33,421       --
Executive Vice President,         1998   $197,070       --     $ 21,554
      Secretary and Director      1997   $213,172   $ 15,000       --

Jay H. Dembsky                    1999   $128,726   $ 55,913       --
Vice President, Treasurer,        1998   $116,290   $ 35,000       --
      Chief Financial Officer,    1997   $110,044   $ 40,000
      and Assistant Secretary

--------------------

(1) This column reflects perquisite compensation if such compensation exceeds the lesser of $50,000 or 10% of the Named Executive Officer's total salary and bonus. For the fiscal year ended December 31, 1997, no one perquisite compensation item represented more than 25% of "Other Annual Compensation" for Mr. Rubin. For the fiscal year ended December 31, 1998, Mr. Rubin's perquisites included $6,499 for automobile expenses and $12,023 for non-accountable expenses. For the fiscal year ended December 31, 1998, Mr. Feldman's perquisites included $6,128 for automobile expenses and $11,220 for club expenses.


OPTION/SAR GRANTS IN LAST FISCAL YEAR

-------------------------------------------------------------------------------------------------

                                    INDIVIDUAL GRANTS

-------------------------------------------------------------------------------------------------
                   NUMBER OF SECURITIES   PERCENT OF TOTAL
      NAME              UNDERLYING          OPTIONS/ SARS     EXERCISE OR BASE   EXPIRATION DATE
                       OPTIONS/SARS          GRANTED TO         PRICE ($/SH)
                       GRANTED (#)      EMPLOYEES IN FISCAL
                                              YEAR

       (a)                 (b)                 (c)                 (d)               (e)

------------------ -------------------- -------------------- ------------------ -----------------
 Jay H. Dembsky           80,000               98.2%               $1.50            5/24/09
------------------ -------------------- -------------------- ------------------ -----------------



AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR AND FISCAL YEAR-END OPTION
VALUES

     The following table provides information on option exercises in fiscal 1999 by the Named Executive Officers and the value of such officers' unexercised options at December 31, 1999.


                                          NUMBER OF UNEXERCISED              VALUE OF UNEXERCISED IN THE
                                               OPTIONS AT                          MONEY OPTIONS AT
                                            DECEMBER 31, 1999                    DECEMBER 31, 1999 ($)
                                            -----------------                    ---------------------
                 SHARES
              ACQUIRED ON        VALUE
NAME            EXERCISE        REALIZED       EXERCISABLE        UNEXERCISABLE    EXERCISABLE     UNEXERCISABLE
----            --------        --------       -----------        -------------    -----------     -------------
Jay H. Dembsky      -               -            40,000             40,000           $15,000         $15,000





EMPLOYMENT AGREEMENTS

     On March 23, 1999, the Company extended the employment agreements with both Mr. Stephen D. Rubin and Mr. Clark L. Feldman to January 15, 2001, which shall be automatically extended, unless terminated by the Company or Employee, for successive one year periods. On January 16, 1997, the Company entered into three-year employment agreements with both Mr. Stephen D. Rubin and Mr. Clark L. Feldman (the "EMPLOYMENT AGREEMENTS"). The terms of the Employment Agreements are identical except for the capacity in which Mr. Rubin and Mr. Feldman are employed. Under the Employment Agreements, the Company agrees to employ Mr. Rubin as its President and Mr. Feldman as its Executive Vice President, each at a salary of $215,000 per year (adjusted for cost of living increases) plus certain additional perquisites, not to exceed $30,000 per year, including, among other things, a car payment allowance, reimbursement of country club or health club membership dues and expenses, the right to designate a charitable contribution to be paid by the Company and a non-accountable business expense allowance. The Employment Agreements also provide that Mr. Rubin and Mr. Feldman may receive an annual bonus based on Company and individual performance as determined by the Board of Directors and the Compensation Committee and a special bonus for any consulting work developed by Mr. Rubin or Mr. Feldman as determined by the Board of Directors. The Employment Agreements provide for termination of Mr. Rubin or Mr. Feldman (i) for "cause" as defined in the Employment Agreements, (ii) upon Mr. Rubin's or Mr. Feldman's death or "total disability," as defined in the Employment Agreements, or (iii) if Mr. Rubin or Mr. Feldman terminates his employment because of a breach of the Employment Agreements by the Company. The Employment Agreements contain provisions that restrict Mr. Rubin's and Mr. Feldman's ability to compete with the Company or solicit its employees or customers for a specified period following the termination of their employment.

     On May 24, 1999, the Company and Mr. Jay H. Dembsky, in connection with his employment as the Company's Chief Financial Officer, entered into a two-year employment agreement commencing October 14, 1998 containing provisions which are substantially similar to the provisions of the Employment Agreements of Mr. Rubin and Mr. Feldman except that: (i) Mr. Dembsky receives a salary of $125,000 per year (adjusted by at least a cost of living increase) with a guaranteed bonus of $31,500 per year, plus an incentive bonus based on Company performance;
(ii) options to purchase 80,000 shares of Common Stock granted in November 1997 were canceled; and (iii) Mr. Dembsky will receive a payment in an amount equal to $250,000 and a prorata amount of the Guaranteed Bonus in the event the Company terminates his employment as a result of change in control of the Company.



                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Pursuant to the initial purchase of the Company from Dean Foods in 1982, the Company borrowed money at an interest rate of 10% per annum from certain officers, directors and Company shareholders, evidenced by ten-year unsecured promissory notes entered into in March, 1982 (the "ORIGINAL NOTES") in the following original principal amounts: (i) Stephen D. Rubin - $98,591; (ii) Clark
L. Feldman - $49,483; (iii) Sam Gorenstein - $20,894; (iv) David Gorenstein - $20,894; (v) James Rubin - $24,741; (vi) Edward Levine - $9,897; and (vii) Sachnoff Weaver & Rubenstein, Ltd. - $11,842. The principal amounts of all Original Notes remain outstanding except for the Original Note to Sachnoff Weaver & Rubenstein, Ltd. which has been repaid. The scheduled maturity of the Original Notes was extended for five years to February, 1997 by a resolution of the Board of Directors in February, 1992 and was extended an additional three years to February, 2000 by a resolution of the Board of Directors in September, 1996. The principal amounts of the Original Notes remain outstanding except for the following amounts which were partially repaid: (i) Clark L. Feldman - $7,104; (ii) Sam Gorenstein - $11,038; (iii) David Gorenstein - $11,038; and (iv) Edward LeVine - $5,225. The Company borrowed additional amounts at an interest rate of 8% per annum, evidenced by promissory notes dated February 1, 1993 (the "1993 NOTES") in the following original principal amounts: (i) Stephen D. Rubin - $52,500; (ii) Clark L. Feldman - $26,250; (iii) Sam Gorenstein - $11,037; (iv) David Gorenstein - $11,037; (v) Edward Levine - $5,225; (vi) Jeffrey C. Rubenstein - $3,750; (vii) Arnold Pagniucci - $460; and (viii) Philip Wong - $200. The principal amounts of the 1993 Notes remain outstanding except the 1993 Notes to Mr. Pagniucci and Mr. Wong which have been repaid and the 1993 Note to Mr. Feldman which was partially repaid and has a remaining balance of $7,104. Interest on the Original Notes and the 1993 Notes is currently being paid by the Company.

     Mr. Jeffrey C. Rubenstein, a director of the Company, is a senior principal with the law firm of Much Shelist Freed Denenberg Ament & Rubenstein P.C. which is the Company's general counsel.

     Except as described above, the Company is not a party to any other material transactions of the type required to be described herein.

                                  ANNUAL REPORT

     A copy of the Company's Annual Report to Stockholders accompanies this Proxy Statement. The Company's Annual Report on Form 10-KSB, for the year ended December 31, 1999, as filed with the Securities and Exchange Commission, is available without charge to any stockholder upon written request to Jay H. Dembsky, Investor Relations, Vita Food Products, Inc., 2222 West Lake Street, Chicago, Illinois 60612. Copies of exhibits filed with the Form 10-KSB will be furnished, if requested, upon payment of the Company's reasonable expenses in furnishing those materials.

                              STOCKHOLDER PROPOSALS

     Stockholder proposals submitted for evaluation as to inclusion in the proxy materials for the Company's 2001 annual meeting of stockholders must be received by the Company not later than December 5, 2000, at the Company's principal executive offices at 2222 West Lake Street, Chicago, Illinois 60612.

                                  OTHER MATTERS

     Management is not aware of any other matters to be presented for action at the Meeting. If any other matters are properly brought before the Meeting, it is the intention of the persons named as proxies in the accompanying form of proxy to vote the shares represented thereby in accordance with their best judgment.

                                      For the Board of Directors,



                                      Stephen D. Rubin
                                      Chairman of the Board

Chicago, Illinois
April 3, 2000

                                   APPENDIX A

                            VITA FOOD PRODUCTS, INC.
     AMENDED AND RESTATED 1996 STOCK OPTION PLAN FOR NON-EMPLOYEE DIRECTORS




                               SECTION 1. PURPOSE


     The purpose of this Amended and Restated 1996 Stock Option Plan for Non-Employee Directors ("PLAN") of Vita Food Products, Inc. (the "COMPANY"), a Nevada corporation, is to encourage stock ownership by nonemployee directors ("DIRECTORS" or a "DIRECTOR") by providing them a means to acquire a proprietary interest in the Company, thereby advancing the interests of the Company by encouraging and enabling the acquisition of its stock by Directors whose judgment and ability are relied upon by the Company for the attainment of its long term growth and development. Accordingly, the Plan is intended to promote a close identity of interests among the Company, the Directors and its shareholders, as well as to provide a means to attract and retain well-qualified Directors.


                       2. EFFECTIVE DATE AND TERM OF PLAN

     The Plan shall become effective as of the date of the adoption of the Plan by the Company's Board of Directors, subject to the approval of the Company's shareholders within 12 months before or after the date the Plan is adopted; provided, however, that Options may be granted pursuant to the Plan prior to such shareholder approval subject to subsequent approval of the Plan by such shareholders. The Plan shall remain in effect for ten years from such date (September 11, 1996), or until earlier termination by the Board of Directors of the Company (the "BOARD"), whichever occurs first.

                          3. STOCK SUBJECT TO THE PLAN

     There are authorized for issuance or delivery upon the exercise of options to be granted from time to time under the Plan an aggregate of 175,000 shares of the Company's common stock, $.01 par value ("COMMON STOCK"), subject to adjustment as provided hereinafter in Section 8. Such shares may be, as a whole or in part, authorized but unissued shares, whether now or hereafter authorized, or issued shares which have been reacquired by the Company. If any option issued under this Plan shall expire, terminate or be cancelled for any reason without having been exercised in full, the shares of Common Stock which have not been purchased thereunder shall again become available for the purposes of this Plan.


                             4. PLAN ADMINISTRATION

     4.1 PLAN ADMINISTRATOR

     The Plan shall be administered by the Compensation Committee which shall consist of at least two Directors appointed by the Board or by the full Board of Directors, as determined by the Board (the "Committee").

     4.2 ADMINISTRATION AND INTERPRETATION BY THE COMMITTEE

     The Committee shall have full and final authority to interpret the Plan, adopt, amend and rescind rules and regulations relating to the Plan, and make all other determinations and take all other actions necessary and advisable for the administration of the Plan.

     Decisions and determinations of the Committee on all matters relating to the Plan shall be in its sole discretion and shall be conclusive. No member of the Committee shall be liable for any action taken or decision made in good faith relating to this Plan or any grant hereunder.

     An administrator of the Plan (the "ADMINISTRATOR") may from time to time be appointed by the Committee. If appointed, the Administrator shall be responsible for the general administration of the Plan under the policy guidance of the Committee. The Administrator shall be in the employ of the Company, and shall be compensated for services and expenses by the Company according to its normal employment policies without special or additional compensation, other than reimbursement of expenses, if any, for his or her services as the Administrator.

            5. TERMS AND CONDITIONS OF "FORMULA" STOCK OPTION AWARDS

     Each Director shall receive a non-qualified stock option in accordance with the terms and conditions of this Section 5 and Section 6.

     5.1 INITIAL GRANT UPON CLOSING OF INITIAL PUBLIC OFFERING

         Each Director shall be granted as of the closing date of the Company's initial public offering of its Common Stock that is registered with the Securities and Exchange Commission, a non-qualified stock option to purchase 2,000 shares of Common Stock at an exercise price equal to the then Fair Market Value (as defined in Section 5.5) per share of Common Stock.

     5.2 INITIAL GRANTS UPON APPOINTMENT TO THE BOARD OF DIRECTORS

     Each person who is first elected or appointed to serve as a Director following the effective date of this Plan shall be granted a non-qualified stock option as of the first business day following the Director's election or appointment to purchase 5,000 shares of Common Stock at an exercise price equal to the then Fair Market Value (as defined in Section 5.5) per share of Common Stock.

     5.3 SUBSEQUENT GRANTS DURING TENURE AS A DIRECTOR

     Each Director shall be granted, as of the first business day of each fiscal year of the Company beginning with the 1998 fiscal year, a non-qualified stock option to purchase 5,000 shares of Common Stock at an exercise price equal to the then Fair Market Value (as defined in Section 5.5) per share of Common Stock.

     5.4 CONDITIONS TO GRANTS

     Options awarded pursuant to this Section 5 shall be subject to such additional terms as set forth in a non-qualified stock option agreement as approved by the Committee and incorporated herein by reference.

     5.5 FAIR MARKET VALUE

     "Fair Market Value" shall be as established in good faith by the Plan Administrator or (a) if the Common Stock is listed on the Nasdaq National Market, the closing per share sale price for the Common Stock as reported by the Nasdaq National Market for a single trading day or (b) if the Common Stock is listed on the New York Stock Exchange or the American Stock Exchange or the Chicago Stock Exchange, the closing per share sale price for the Common Stock as such price is officially quoted in the composite tape of transactions on such exchange for a single trading day. If there is no such reported price for the Common Stock for the date in question, then such price on the last preceding date for which such price exists shall be determinative of the Fair Market Value.

                   6. GENERAL TERMS AND CONDITIONS OF OPTIONS

     Options awarded under Section 5 shall be subject to the following additional terms and conditions.

     6.1 TERM AND EXERCISE OF OPTION

     Options may be exercised only by written notice to the Company. Payment for all shares of Common Stock purchased pursuant to exercise of an Option shall be made (i) in cash; (ii) by check; (iii) by delivery to the Company of a number of shares of Common Stock which have been beneficially owned by the Director for at least six (6) months prior to the date of exercise having an aggregate Fair Market Value of not less than the product of the exercise price multiplied by the number of shares the participant intends to purchase upon exercise of the option on the date of delivery; (iv) by transferring shares of common stock of the Company to the Company's transfer agent for delivery to the Company provided that the written notice of exercise is accompanied by a written acknowledgement by the Director that the Director has instructed his broker dealer to transfer such shares and such transfer is confirmed by a letter from a broker dealer acknowledging that the Director has directed such broker dealer to transfer such shares; or (v) by any other method of payment approved by the Company's Board of Directors or the Compensation Committee. Payment shall be made at the time that the option or any part thereof is exercised, and no shares shall be issued or delivered upon exercise of an option until full payment has been made by the participant. For purposes of clause (iv), should any Director fail to have the number of shares required to pay the exercise price delivered to the Company's transfer agent within 90 days, the option with respect to the number of shares stated in the written notice will terminate and be deemed to not be exercised by the Director. No option granted under the Plan may be exercised before the later of the expiration of the fiscal year for which it was granted or at least six months from the date of grant. No option granted under the Plan shall be exercisable after the expiration of ten (10) years from the date upon which it is granted. Each option shall be subject to termination before its date of expiration as provided in the non-qualified stock option agreement required by
Section 5.4.

                          7. CHANGES IN CAPITALIZATION

     If the outstanding shares of Common Stock are increased, decreased or exchanged for a different number or kind of shares or other securities, or if additional shares of other property (other than ordinary cash dividends) are distributed with respect to such shares of Common Stock or other securities, through merger, consolidation, sale of all or substantially all of the assets of the Company, reorganization, recapitalization, reclassification, dividend, stock split, reverse stock split, spin-off, split-off or other distribution with respect to such shares of Common Stock, or other securities, an appropriate and proportionate adjustment shall be made in (i) the maximum number and kind of shares reserved for issuance under the Plan, (ii) the number and kind of shares or other securities subject to then outstanding options under the Plan, and
(iii) the price for each share subject to any then outstanding options under the Plan. No fractional shares will be issued under the Plan on account of any such adjustments. Any adjustment pursuant to this Section 7 shall provide for the elimination without payment therefor of any fractional shares. No such adjustment shall be made with respect to the Company's reincorporation as a Nevada corporation in connection with its initial public offering.

                             8. LIMITATION OF RIGHTS

     8.1 NO RIGHT TO CONTINUE AS A DIRECTOR

     Neither the Plan, nor the granting of an option, nor any other action taken pursuant to the Plan, shall constitute evidence of any agreement or understanding, express or implied, that the Company will retain a Director as a director for any period of time, or at any particular rate of compensation.

     8.2 NO SHAREHOLDER RIGHTS FOR OPTIONS

     The holder of an option granted under the Plan shall have no rights as a shareholder with respect to the shares covered by his or her options until the date of the issuance to such holder of a stock certificate therefor, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such certificate is issued.

     8.3 NO RIGHT TO PARTICIPATE AS AN EMPLOYEE DIRECTOR

     A Director's right to participate in the Plan shall automatically terminate if and when a Director becomes an employee of the Company.

                               9. TRANSFERABILITY

     Options are not transferable other than by will or the laws of intestate succession. No transfer by will or by the laws of intestate succession shall be effective to bind the Company unless the Committee shall have been furnished with a copy of the deceased participant's will or such other evidence as the Committee may deem necessary to establish the validity of the transfer.

     Only a Director, or in the event of disability, his or her guardian, or in the event of death, his or her legal representative or beneficiary, may exercise options and receive deliveries of shares.

         A Director or his transferee upon his death may not transfer any Option or any of the Common Stock acquired pursuant to the exercise of an Option until six months from the date of grant of the Option.

                   10. AMENDMENT, MODIFICATION AND TERMINATION

     The Board at any time may terminate and in any respect amend or modify the Plan; provided, however, that no such action by the Board, without approval of the Company's shareholders, may (i) increase the total number of shares of Common Stock available under the Plan in the aggregate (except as otherwise provided in Section 7 above), (ii) extend the period during which any option may be exercised, (iii) extend the term of the Plan, (iv) change any option exercise price or (v) alter the class of persons eligible to receive options. No amendment, modification or termination of the Plan shall in any manner adversely affect the rights of any Director with respect to an option previously granted. Notwithstanding any other provision of this Plan, the provisions of Section 5 may not be amended more than once every six months, other than to conform it with changes in the Internal Revenue Code of 1986, as amended, the Employee Retirement Income Security Act of 1974, or any rules under either of the foregoing.

                                   11. NOTICE

     Any written notice to the Company required by any of the provisions of the Plan shall be addressed to the Chief Financial Officer of the Company and shall become effective when it is received.

            12. RESTRICTIONS ON DELIVERY AND SALE OF SHARES; LEGENDS

     Each option is subject to the condition that if at any time the Committee, in its discretion, shall determine that the listing, registration or qualification of the shares covered by such option upon any securities exchange or under any state or federal law is necessary or desirable as a condition of or in connection with the granting of such option or the purchase or delivery of shares thereunder, the delivery of any or all shares pursuant to such option may be withheld unless and until such listing, registration or qualification shall have been effected. If a registration statement is not in effect under the Securities Act of

1933 or any applicable state securities laws with respect to the shares of Common Stock purchasable or otherwise deliverable under options then outstanding, the Committee may require, as a condition of exercise of any option or as a condition to any other delivery of Common Stock pursuant to an option, that the Director represent, in writing, that the shares received pursuant to the option are being acquired for investment and not with a view to distribution and agree that the shares will not be disposed of except pursuant to an effective registration statement, unless the Company shall have received an opinion of counsel that such disposition is exempt from such requirement under the Securities Act of 1933 and any applicable state securities laws. The Company may include on certificates representing shares issued pursuant to an option such legends referring to the foregoing representations or restrictions or any other applicable restrictions on resale as the Company, in its discretion, shall deem appropriate.

                                                --------------------------------
                                                WHEN PROXY IS OKAYED PLEASE SIGN
                                                         & DATE IT ABOVE




--------------------------------------------------------------------------------

                            VITA FOOD PRODUCTS, INC.

   This Proxy is Solicited on Behalf of the Board of Directors for the Annual
                       Meeting to be held on May 24, 2000

      The undersigned hereby constitutes and appoints Stephen D. Rubin and Clark
L. Feldman, and each of them, with full power to act with or without the other and with full power of substitution, his or her true and lawful agents and proxies to represent the undersigned at the Annual Meeting of Shareholders of Vita Food Products, Inc. (the "Company") to be held on May 24, 2000, at 9:00 A.M., and at any adjournments or postponements thereof, to vote all shares of the undersigned at such meeting as specified herein and, in their best judgment, on any other business that may properly come before such meeting. The undersigned acknowledges receipt of the Proxy Statement related to such Meeting.

      YOU ARE ENCOURAGED TO SPECIFY YOUR CHOICE BY MARKING THE APPROPRIATE BOX, SEE REVERSE SIDE, BUT YOU NEED NOT MARK ANY BOX IF YOU WISH TO VOTE IN ACCORDANCE WITH THE BOARD OF DIRECTORS' RECOMMENDATIONS. THE PROXIES CANNOT VOTE YOUR SHARES UNLESS YOU SIGN AND RETURN THIS CARD.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF ALL NOMINEES AND FOR PROPOSALS 2 AND 3.

                   CONTINUED AND TO BE SIGNED ON REVERSE SIDE

--------------------------------------------------------------------------------

                                                --------------------------------
                                                WHEN PROXY IS OKAYED PLEASE SIGN
                                                         & DATE IT ABOVE


                        PLEASE DATE, SIGN AND MAIL YOUR
                      PROXY CARD BACK AS SOON AS POSSIBLE!

                         ANNUAL MEETING OF SHAREHOLDERS
                            VITA FOOD PRODUCTS, INC.

                                  MAY 24, 2000


                Please Detach and Mail In the Envelope Provided

------------------------------------------------------------------------------------------------------------------------------------

        PLEASE MARK YOUR
A [X]   VOTES AS IN THIS
        EXAMPLE.

                 FOR ALL                      THE BOARD OF DIRECTORS RECOMMEND A VOTE FOR THE ELECTION OF ALL NOMINEES
            NOMINEES (except    WITHHELD                            AND FOR PROPOSALS 2 AND 3.
            as marked to the    FROM ALL
            contrary below)     NOMINEES    NOMINEES:                                                         FOR  AGAINST   ABSTAIN
                                              Stephen D. Rubin       2.  TO RATIFY THE APPOINTMENT OF BDO
1. ELECTION                                   Clark L. Feldman           SEIDMAN, LLP AS THE COMPANY'S INDE-  [ ]    [ ]       [ ]
   OF              [ ]            [ ]         Jeffrey C. Rubenstein      PENDENT PUBLIC ACCOUNTANTS FOR THE
   DIRECTORS.                                 Neal Jansen                FISCAL YEAR ENDING DECEMBER 31, 2000.
                                              Michael Horn
(INSTRUCTION: To withhold authority to        Steven A. Rothstein    3.  TO APPROVE AN AMENDED AND
vote for any nominee, write such              John Seramur               RESTATED 1996 STOCK OPTION PLAN      [ ]    [ ]       [ ]
nominee's name(s) below.)                     Joel Spungin               FOR NON-EMPLOYEE DIRECTORS AND
                                                                         GRANTS MADE THEREUNDER.
-----------------------------------------

                                                                     *NOTE* SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE
                                                                     MEETING OR ANY ADJOURNMENT THEREOF.

                                                                     PLEASE MARK DATE, SIGN AND RETURN THIS PROXY CARD PROMPTLY IN
                                                                     THE ENCLOSED ENVELOPE.

Signature:                                    Date                     Signature:                           Date
          -----------------------------------     --------------------           ---------------------------     -------------------
NOTE: Please sign exactly as your name appears hereon. When signing as attorney, administrator, executor, guardian or trustee, please give your full title as such. If a corporation, please sign by president or other authorized officer and indicate title. If shares are registered in the names of joint tenants or trustees, each tenant or trustee Is required to sign.

------------------------------------------------------------------------------------------------------------------------------------